UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

MINORITY EQUALITY OPPORTUNITIES ACQUISITION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40756	86-3436718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Executive Court
Waxahachie, Texas 75165
(Address of principal executive offices, including zip code)

(214) 444-7321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	MEOAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MEOA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MEOAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2022, Minority Equality Opportunities Acquisition Inc. (the “Company” or “MEOA”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from November 20, 2022 up to six (6) one-month extensions to May 30, 2023, or such earlier date as determined by the Company’s board of directors (the “Extension”). On November 29, 2022, and in connection with the Extension, the Company and Continental Stock Transfer & Trust Company (the “Trustee”) also entered into an Amendment No. 1 (the “IMTA Amendment”) of that certain Investment Management Trust Agreement dated as of August 25, 2021 by and between the Company and the Trustee (the “Trust Agreement”). A copy of the IMTA Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

In connection with the Meeting, stockholders holding 11,691,103 shares of the Company’s Class A common stock issued in the Company’s initial public offering exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, approximately $120.8 million (approximately $10.33 per share) was removed from the Company’s trust account to pay such holders.

As a result of the Extension and the IMTA Amendment, an additional $83,333.33 must be deposited into the trust account maintained by the Trustee under the Trust Agreement (such account, the “Trust Account”) for each month extended, for an aggregate deposit for the full six (6) month extension period of $500,000. A deposit in the amount of $83,333.33 was made into the Trust Account on November 30, 2022 to extend the period by which the Company must consummate its initial business combination for an additional one month from November 30, 2022.

The funds for the November 30, 2022 deposit were provided by Digerati Technologies, Inc. (“Digerati”) pursuant to an agreement dated November 9, 2022 between the Company and Digerati whereby, among other things, Digerati agreed to provide up to $500,000 to be deposited into the Trust Account to extend the business combination period up to six times (for a total extension of six months). The Company and Digerati are parties to that certain Business Combination Agreement dated as of August 30, 2022 by and between the Company, Digerati and MEOA Merger Sub, Inc. (the “BCA”), which agreement is more fully described in the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on September 6, 2022. Digerati had previously agreed in the BCA to provide the funds necessary in order for the Company to extend the business combination period for an additional three months from November 30, 2022, which would have required that an additional $1,265,000 be deposited into the Trust Account on or prior to November 30, 2022.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2022, the Company filed the Extension Amendment with the Secretary of State of the State of Delaware. The Extension Amendment extends the date by which the Company must consummate its initial business combination from November 30, 2022 up to six (6) one-month extensions to May 30, 2023, or such earlier date as determined by the Company’s board of directors.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the proposal to approve the Extension Amendment were as follows:

For	Against	Abstain	Broker Non-Votes
11,145,047	1,144,835	2	-0-

Item 8.01. Other Events

On December 5, 2022, the Company issued a press release announcing that the Extension Amendment has been approved by the stockholders of the Company, that an extension of the date by which the Company has to consummate a business combination, from November 30, 2022 for up to six (6) one-month extensions to May 30, 2023, has been approved by the Company’s board of directors, and that $83,333.33 had been deposited into the Trust Account in connection with the first of such one month extensions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

In connection with the proposed business combination between MEOA and Digerati (the “Business Combination”), MEOA intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on form S-4 containing the proxy statement/prospectus to be filed by MEOA relating to the BCA (the “Registration Statement”). MEOA will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that MEOA will send to its stockholders in connection with the Business Combination. Investors and security holders of MEOA are advised to read, when available, the proxy statement/prospectus in connection with MEOA’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination.  The definitive proxy statement/final prospectus will be mailed to stockholders of MEOA as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Minority Equality Opportunities Acquisition Inc., Attention: Shawn D. Rochester, Chief Executive Officer, 100 Executive Court, Waxahachie, TX 75165.

Participants in the Solicitation

MEOA, Digerati and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of MEOA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of MEOA’s directors and officers in MEOA’s filings with the SEC, including the Registration Statement to be filed with the SEC by MEOA, which will include the proxy statement of MEOA for the Business Combination, and such information and names of Digerati’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by MEOA, which will include the proxy statement of MEOA for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, MEOA’s and Digerati’s expectations with respect to the proposed Business Combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of Digerati, the products and services offered by Digerati and the markets in which it operates, and the projected future results of Digerati. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside MEOA’s and Digerati’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between Digerati and MEOA may not be completed in a timely manner or at all, which may adversely affect the price of the securities of MEOA and Digerati, (ii) the risk that the transaction may not be completed by MEOA’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the BCA by the stockholders of MEOA and Digerati, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination, (vi) the effect of the announcement or pendency of the transaction on Digerati’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Digerati or MEOA following the announcement of the proposed Business Combination, (x) the ability to maintain the listing of MEOA’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Digerati operates, (xiii) the risk that Digerati and its current and future collaborators are unable to successfully develop and commercialize the products or services of Digerati, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable federal and state regulators, (xiv) the risk that Digerati may never achieve or sustain profitability, (xv) the risk that Digerati may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of Digerati, (xviii) the risk that Digerati is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by MEOA and Digerati (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digerati and MEOA assume no obligation, and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Minority Equality Opportunities Acquisition Inc.
10.1	Amendment No. 1, dated November 29, 2022, to that certain Investment Management Trust Agreement dated as of August 25, 2021 by and between Minority Equality Opportunities Acquisition Inc. and Continental Stock Transfer & Trust Company.
99.1	Press release of Minority Equality Opportunities Acquisition Inc. dated December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 5, 2022	Minority Equality Opportunities Acquisition Inc.

	By:	/s/ Shawn D. Rochester
	Name:	Shawn D. Rochester
	Title:	Chief Executive Officer

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